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                                                                    EXHIBIT 10.5

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE TRANSFERRED, RESOLD, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                             TELENETICS CORPORATION

                3.5% Unsecured Promissory Note Due March 31, 2006

$[______]
                                                              Irvine, California
                                                              September 30, 2004

         FOR VALUE RECEIVED, the undersigned, Telenetics Corporation, a California corporation (the "COMPANY"), hereby promises to pay to [________________] (together with its successors, representatives and assigns, the "HOLDER") the principal sum of [_____________] Dollars and [______] Cents ($_______) together with simple interest as provided below on the unpaid principal amount hereof at the rate of three and one-half percent (3.5%) per annum. This is one of the "Notes" (the "UNSECURED NOTES") issued pursuant to the letter agreement regarding the proposed offering of unsecured promissory notes, common stock and warrants executed by the Company and the investors signatory thereto (the "INVESTORS") dated September 30, 2004.

         1. PAYMENTS OF PRINCIPAL AND INTEREST. Interest on the unpaid principal portion of this Note will accrue at a rate of three and one-half percent (3.5%) per annum from the date hereof. Payments of principal and interest shall be payable in cash as follows:

                  (a) Principal shall be paid by the Company to the Holder on March 31, 2006 (the "MATURITY DATE"); and

                  (b) Interest payments hereunder shall be paid in equal quarterly installments, in arrears, by the Company to the Holder on March 31, June 30, September 30 and December 31 of each year so long as any balance of principal and interest of this Note remains outstanding. The first interest payment shall be due on December 31, 2004 (which payment shall represent all accrued interest from September 30, 2004 through December 31, 2004); and

                  (c) Any remaining outstanding balance of principal and interest of this Note shall be due and payable on the Maturity Date or at such earlier time as provided herein. The undersigned may prepay all or part of the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, only in accordance with this Note. All payments of principal of and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

         If the Company defaults in the payment of any part of the principal of or interest on this Note for more than three (3) days after the same shall become due and payable ("PAYMENT DEFAULT"), then, to the extent permitted by law, the Company will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Payment Default until such Payment Default is cured, at the rate of the lesser of twelve percent (12%) per annum and the maximum applicable legal rate per annum, and the Company will pay the Holder a penalty equal to two percent (2%) of the principal balance outstanding at the date of the Payment Default.





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         2. DEFAULT.

                  2.1 EVENTS OF DEFAULT. If any of the following events (herein called "EVENTS OF DEFAULT") shall occur:

                  (a) a Payment Default occurs and is not cured within thirty
(30) days after the Payment Default occurs;

                  (b) the Company breaches or defaults (other than a Payment Default) in the performance of any covenant or warranty of the Company in this Note, and continuance of such breach for a period of ten (10) days after there has been given, by registered or certified mail, to the Company by the Holder, a written notice specifying such breach or default and requiring it to be remedied;

                  (c) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  (d) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing;

then and in any such event the Holder may at any time (unless all defaults theretofore or thereupon shall have been remedied) at its option, by written notice to the Company, declare this Note to be due and payable, whereupon the same shall forthwith mature and become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

                  2.2 REMEDIES ON AND NOTICES OF DEFAULT. In case any one or more Events of Default shall occur, the Holder may proceed to protect and enforce the rights of Holder by a suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms or provisions hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. No course of dealing and no delay on the part of the Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice the Holder's rights. No remedy conferred by this Note upon the Holder shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

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         3. PREPAYMENTS. The Company may prepay any or all of the principal amount of this Note, together with all accrued and unpaid interest thereon, at any time or from time to time without penalty.

         4. COVENANTS.

                  (a) The Company will duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note.

                  (b) The Company (or any successor by merger, consolidation or otherwise) will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holder of this Note.

         5. AMENDMENTS AND WAIVERS. Any term, covenant, agreement or condition in this Note may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Investors who, at the time of execution of the written instrument, hold Unsecured Notes representing a majority of the then outstanding principal balance of Unsecured Notes; provided, however, that no such amendment or waiver shall reduce the principal or interest balance, decrease the interest rate, extend the Maturity Date or modify any provision of this Section 5 without the consent of the Holder of this Note.

         6. MISCELLANEOUS.

                  (a) This Note shall be governed by and construed in accordance with the laws of the State of California. Any dispute, action, litigation or other proceeding concerning this Note shall be brought and maintained in the state or federal courts having jurisdiction over the matter and located in Orange County, California. If any one or more of the provisions contained in this Note shall for any reason be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the parties agree that such court may modify such provision to the extent necessary to make it valid, legal and enforceable. In any event, such provision shall be separable and shall not limit or affect the validity, legality or enforceability of any other provision hereunder.

                  (b) If this Note is collected by law or through an attorney for collection or enforcement, the Holder shall be entitled to collect reasonable attorneys' fees and all costs of collection from the Company. The Company hereby waives presentment for payment, notice of nonpayment, protest and notice of protest.

                  (c) Unless otherwise specifically stated herein, all notices, demands, payments or other communications to be given or delivered pursuant to this Note shall be in writing and shall be given to the Company at its principal executive offices and to the Holder at the Holder's last known address as shown in the records of the Company.

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                  (d) All of the covenants contained herein shall bind the
Company, its successors and assigns.

                            (signature page follows)

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         IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

                                         TELENETICS CORPORATION

                                         By:
                                                --------------------------------
                                                David L. Stone, President

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